EXECUTION VERSION 003120-0001-26804205 AMENDED AND RESTATED MASTER SERVICES AGREEMENT by and among CLEARWAY ENERGY, INC., CLEARWAY ENERGY LLC, CLEARWAY ENERGY OPERATING LLC and CLEARWAY ENERGY GROUP LLC as Manager Dated as of Feb 2, 2023

i 003120-0001-26804205 TABLE OF CONTENTS ARTICLE 1 INTERPRETATION ...............................................................................................1 1.1 Definitions................................................................................................................1 1.2 Headings and Table of Contents ..............................................................................6 1.3 Interpretation ............................................................................................................6 1.4 Service Recipients Third Party Beneficiaries ..........................................................7 1.5 Actions by the Manager or the Service Recipients ..................................................7 ARTICLE 2 APPOINTMENT OF THE MANAGER ...............................................................7 2.1 Appointment and Acceptance ..................................................................................7 2.2 Other Service Recipients..........................................................................................7 2.3 Subcontracting and Other Arrangements .................................................................7 ARTICLE 3 SERVICES AND POWERS OF THE MANAGER .............................................8 3.1 Services ....................................................................................................................8 3.2 Supervision of Manager’s Activities .......................................................................8 3.3 Restrictions on the Manager ....................................................................................8 3.4 Errors and Omissions Insurance ..............................................................................8 ARTICLE 4 RELATIONSHIP BETWEEN THE MANAGER AND THE SERVICE RECIPIENTS .....................................................................................................................9 4.1 Other Activities ........................................................................................................9 4.2 Independent Contractor, No Partnership or Joint Venture.......................................9 ARTICLE 5 MANAGEMENT AND EMPLOYEES .................................................................9 5.1 Management and Employees ...................................................................................9 ARTICLE 6 INFORMATION AND RECORDS .....................................................................10 6.1 Books and Records ................................................................................................10 6.2 Examination of Records by the Service Recipients ...............................................10 6.3 Access to Information by Manager Group.............................................................10 6.4 Additional Information ..........................................................................................11 6.5 Confidential Information .......................................................................................11 ARTICLE 7 FEES AND EXPENSES ........................................................................................12 7.1 Annual Fee .............................................................................................................12 7.2 Computation and Payment of Quarterly Annual Fee .............................................13 7.3 Governmental Charges...........................................................................................13 7.4 Computation and Payment of Governmental Charges...........................................13 ARTICLE 8 REPRESENTATIONS AND WARRANTIES OF THE MANAGER AND THE SERVICE RECIPIENTS .............................................................................14 8.1 Representations and Warranties of the Manager ...................................................14 8.2 Representations and Warranties of the Service Recipients ....................................15

ii 003120-0001-26804205 ARTICLE 9 LIABILITY AND INDEMNIFICATION ...........................................................15 9.1 Indemnity ...............................................................................................................15 9.2 Limitation of Liability............................................................................................17 9.3 Benefit to all Manager Indemnified Parties ...........................................................17 ARTICLE 10 TERM AND TERMINATION ...........................................................................18 10.1 Term .......................................................................................................................18 10.2 Termination by the Service Recipients ..................................................................18 10.3 Termination by the Manager ..................................................................................19 10.4 Survival Upon Termination ...................................................................................19 10.5 Action Upon Termination ......................................................................................19 10.6 Release of Money or other Property Upon Written Request .................................20 ARTICLE 11 ARBITRATION ...................................................................................................20 11.1 Dispute ...................................................................................................................20 11.2 Arbitration ..............................................................................................................20 11.3 Continued Performance .........................................................................................21 11.4 Urgent Relief ..........................................................................................................22 ARTICLE 12 GENERAL PROVISIONS ..................................................................................22 12.1 Amendment, Waiver ..............................................................................................22 12.2 Assignment ............................................................................................................22 12.3 Failure to Pay When Due .......................................................................................23 12.4 Invalidity of Provisions ..........................................................................................23 12.5 Entire Agreement ...................................................................................................23 12.6 Mutual Waiver of Jury Trial ..................................................................................24 12.7 Consent to Jurisdiction ...........................................................................................24 12.8 Governing Law ......................................................................................................24 12.9 Enurement ..............................................................................................................24 12.10 Notices ...................................................................................................................25 12.11 Further Assurances.................................................................................................25 12.12 Counterparts ...........................................................................................................26 Appendices Appendix A Services

1 003120-0001-26804205 AMENDED AND RESTATED MASTER SERVICES AGREEMENT This AMENDED AND RESTATED MASTER SERVICES AGREEMENT is made as of February 2, 2023 (the “Effective Date”), by and among Clearway Energy, Inc., a Delaware corporation (“CWEN”), Clearway Energy LLC, a Delaware limited liability company (“CE LLC”), Clearway Energy Operating LLC, a Delaware limited liability company (“CE Op”), and Clearway Energy Group LLC, a Delaware limited liability company (the “Manager”). Each of CWEN, CE LLC, CE Op and the Manager is referred to herein as a “Party”, and together as the “Parties”. RECITALS A. CWEN, CE LLC and CE Op directly and indirectly, as applicable, hold interests in the Service Recipients (as defined below). B. CWEN, CE LLC and CE Op wish to engage the Manager to provide or arrange for other Service Providers (as defined below) to provide the services set forth in this Agreement to the Service Recipients, subject to the terms and conditions of this Agreement, and the Manager wishes to accept such engagement. C. The Parties entered into a Master Services Agreement dated as of August 31, 2018, and wish to amend and restate such Master Services Agreement, as set forth herein. D. CWEN and Manager have also entered into an Amended and Restated Master Services Agreement, dated as of the date hereof (the “Corresponding MSA”), pursuant to which CWEN has agreed to provide, or cause to be provided, services to Manager on the terms and conditions set forth therein. NOW THEREFORE in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties agree as follows: ARTICLE 1 INTERPRETATION 1.1 Definitions In this Agreement, except where the context otherwise requires, the following terms will have the following meanings: “AAA” has the meaning assigned thereto in Section 11.2.1. “Acquired Assets” means any renewable and conventional generation and thermal infrastructure asset acquired after the date hereof by any member of the YieldCo Group.

2 003120-0001-26804205 “Affiliate” means with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls or is Controlled by, or is in common Control with, such Person. “Agreement” means this Amended and Restated Master Services Agreement, and “herein,” “hereof,” “hereby,” “hereunder” and similar expressions refer to this Agreement and include every instrument supplemental or ancillary to this Agreement and, except where the context otherwise requires, not to any particular article or section thereof. “Annual Fee” means (i) for calendar year 2023, $8,047,000, and (ii) for each calendar year thereafter beginning on January 1st, such amount adjusted as follows: a. The percentage increase or decrease in the Consumer Price Index over the immediately preceding twelve (12) months, as calculated using the Consumer Price Index, “All Urban Consumers; U.S. City Average,” as published by the Bureau of Labor Statistics on the last publication day of the immediately preceding calendar quarter (e.g., the 1Q 2024 adjustment will be based on the final CPI calculation for 4Q 2023); b. Increased by $1,000/MW for every incremental Net Megawatt over 8,000MW owned by CWEN, or decreased by $1,000/MW for every Net Megawatt below 8,000MW owned by CWEN. This pricing scaler shall also be increased or decreased by the same Consumer Price Index over the immediately preceding twelve (12) months beginning January 1st, 2024; c. These increases / decreases to the Annual Fee based on Net Megawatts will occur in the quarter following the closing of each transaction, and will be pro-rated on a quarterly basis (e.g., a drop down of 100MW will increase the fees by $100,000 per year, $25,000 per quarter beginning the quarter following the close); d. “Net Megawatt” shall consist of the net MW ownership reported by CWEN, consistent with reporting in its publicly available SEC 10-K and 10-Q reports. “Arbitration” has the meaning assigned thereto in Section 11.2.1. “Arbitrators” has the meaning assigned thereto in Section 11.2.4. “Business” means the business carried on from time to time by the YieldCo Group. “Business Day” means every day except a Saturday or Sunday, or a legal holiday in the City of New York on which banking institutions are authorized or required by law, regulation or executive order to close. “CE LLC” has the meaning assigned thereto in the preamble. “CE Op” has the meaning assigned thereto in the preamble. “Claims” has the meaning assigned thereto in Section 9.1.1.

3 003120-0001-26804205 “Conflicts Committee” means the Corporate Governance, Conflicts and Nominating Committee of CWEN. “Control” or “control” (including the terms “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, by contract or otherwise. “Corresponding MSA” has the meaning assigned thereto in the recitals. “Costs” means all costs and expenses incurred by the Manager Group in connection with the provision of the Services. Without limiting the generality of the foregoing, Costs are expected to include, among other things: (a) fees, costs and expenses incurred in connection the calculation and payment of taxes and the preparation and filing of tax returns; (b) fees, costs and expenses in connection with the procurement and allocation of insurance; (c) fees, costs and expenses incurred in connection with acquisition of information technology assets and implementation of information technology systems; and (d) any other fees, costs and expenses incurred by the relevant member of the Manager Group that are reasonably necessary for the performance by the relevant member of the Manager Group of its duties and functions under this Agreement. “CWEN” has the meaning assigned thereto in the preamble. “Dispute” has the meaning assigned thereto in Section 11.1. “Effective Date” has the meaning assigned thereto in the preamble. “Expense Statement” has the meaning assigned thereto in Section 7.4. “GAAP” means generally accepted accounting principles in the United States used by CWEN in preparing its financial statements from time to time. “Governing Body” means (i) with respect to a corporation, the board of directors of such corporation, (ii) with respect to a limited liability company, the manager(s) or managing member(s) of such limited liability company, (iii) with respect to a limited partnership, the board, committee or other body of the general partner of such partnership that serves a similar function or the general partner itself (or if any such general partner is itself a limited partnership, the board, committee or other body of such general partner’s general partner that serves a similar function or such general partner’s partner) and (iv) with respect to any other Person, the body of such Person that serves a similar function, and in the case of each of (i) through (iv) includes any committee or other subdivision of such body and any Person to whom such body has delegated any power or authority, including any officer and managing director. “Governing Instruments” means (i) the certificate of incorporation and bylaws in the case of a corporation, (ii) the articles of formation and operating agreement in the case of a limited liability company (iii) the partnership agreement in the case of a partnership,

4 003120-0001-26804205 and (iv) any other similar governing document under which an entity was organized, formed or created and/or operates. “Governmental Authority” means any (i) international, national, multinational, federal, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, agency or instrumentality, domestic or foreign, including ISO/RTOs, (ii) self-regulatory organization or stock exchange, (iii) subdivision, agent, commission, board, or authority of any of the foregoing, or (iv) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing. “Governmental Charges” has the meaning assigned thereto in Section 7.3. “Indemnifying Party” means a Person against whom a claim for indemnification is asserted pursuant to Article 9. “Interest Rate” means, for any day, the rate of interest equal to the (a) overnight U.S. dollar London interbank offered rate on such day, and if such rate is unavailable, (b) the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day by the Federal Reserve Bank of New York. “ISO/RTO” means an independent electricity system operator, a regional transmission organization, national system operator or any other similar organization overseeing the transmission of energy in any jurisdiction in which the YieldCo Group owns assets or operates. “Laws” means any and all applicable (i) laws, constitutions, treaties, statutes, codes, ordinances, principles of common law and equity, rules, regulations and municipal bylaws whether domestic, foreign or international, (ii) judicial, arbitral, administrative, ministerial, departmental and regulatory judgments, orders, writs, injunctions, decisions, and awards of any Governmental Authority, and (iii) policies, practices and guidelines of any Governmental Authority which, although not actually having the force of law, are considered by such Governmental Authority as requiring compliance as if having the force of law, and the term “applicable,” with respect to such Laws and in the context that refers to one or more Persons, means such Laws that apply to such Person or Persons or its or their business, undertaking, property or securities at the relevant time and that emanate from a Governmental Authority having jurisdiction over the Person or Persons or its or their business, undertaking, property or securities. “Liabilities” has the meaning assigned thereto in Section 9.1.1. “Manager Group” means the Manager and its direct and indirect Subsidiaries (other than any member of the YieldCo Group). “Manager Indemnified Parties” has the meaning assigned thereto in Section 9.1.1.

5 003120-0001-26804205 “Manager” has the meaning assigned thereto in the preamble. “Operating and Administrative Agreements” means the operating and administrative agreements in effect as of the Effective Date between certain members of the YieldCo Group and Affiliates of the Manager for such YieldCo Group members’ operating and administrative needs and, with respect to any Acquired Assets any operating and administrative agreements between any of the Acquired Assets and Affiliates of the Manager for such asset’s operating and administrative needs in effect as of the date of acquisition of the Acquired Asset by a member of the YieldCo Group. “Operational and Other Services” means any services provided by any member of the Manager Group to any member of the YieldCo Group, including financial advisory, operations and maintenance, marketing, agency, development, operating management and other services, including services provided under any Operating and Administrative Agreement. “Party” has the meaning assigned thereto in the preamble. “Permit” means any consent, license, approval, registration, permit or other authorization granted by any Governmental Authority. “Person” means any natural person, partnership, limited partnership, limited liability partnership, joint venture, syndicate, sole proprietorship, company or corporation (with or without share capital), limited liability corporation, unlimited liability company, joint stock company, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or Governmental Authority, authority or entity however designated or constituted and pronouns have a similarly extended meaning. “Quarter” means a calendar quarter ending on the last day of March, June, September or December. “Rules” has the meaning assigned thereto in Section 11.2.1. “Service Providers” means the Manager, any member of the Manager Group and any other entity or individual that the Manager has arranged to provide the Services to any Service Recipient. “Service Recipient” means CWEN, CE LLC, CE Op and their Subsidiaries as of the Effective Date, as well as any other direct and indirect Subsidiary of CWEN, CE LLC, CE Op, as applicable, acquired or formed after the date hereof that receives Services from a Service Provider pursuant to this Agreement. “Services” has the meaning assigned thereto in Section 3.1. “Subsidiary” means, with respect to any Person, (i) any other Person that is directly or indirectly Controlled by such Person, (ii) any trust in which such Person holds all of the beneficial interests or (iii) any partnership, limited liability company or similar entity in

6 003120-0001-26804205 which such Person holds all of the interests other than the interests of any general partner, managing member or similar Person. “Third Party Claim” has the meaning assigned thereto in Section 9.1.2. “Transaction Fees” means fees paid or payable by the Service Recipients, which are on market terms, with respect to financial advisory services ordinarily carried out by investment banks in the context of mergers and acquisitions transactions. “YieldCo Group” means CWEN, CE LLC, CE Op and their direct and indirect Subsidiaries. 1.2 Headings and Table of Contents The inclusion of headings and a table of contents in this Agreement are for convenience of reference only and will not affect the construction or interpretation hereof. 1.3 Interpretation In this Agreement, unless the context otherwise requires: 1.3.1 words importing the singular shall include the plural and vice versa, words importing gender shall include all genders or the neuter, and words importing the neuter shall include all genders; 1.3.2 the words “include”, “includes”, “including”, or any variations thereof, when following any general term or statement, are not to be construed as limiting the general term or statement to the specific items or matters set forth or to similar items or matters, but rather as referring to all other items or matters that could reasonably fall within the broadest possible scope of the general term or statement; 1.3.3 references to any Person include such Person’s successors and permitted assigns; 1.3.4 any reference to a statute, regulation, policy, rule or instrument shall include, and shall be deemed to be a reference also to, all amendments made to such statute, regulation, policy, rule or instrument and to any statute, regulation, policy, rule or instrument that may be passed which has the effect of supplementing or superseding the statute, regulation, policy, rule or instrument so referred to; 1.3.5 any reference to this Agreement or any other agreement, document or instrument shall be construed as a reference to this Agreement or, as the case may be, such other agreement, document or instrument as the same may have been, or may from time to time be, amended, varied, replaced, amended and restated, supplemented or otherwise modified; 1.3.6 where a reference in this Agreement is made to a Section or Schedule, such reference shall be to a Section or Schedule to this Agreement unless otherwise indicated;

7 003120-0001-26804205 1.3.7 in the event that any day on which any amount is to be determined or any action is required to be taken hereunder is not a Business Day, then such amount shall be determined or such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day; and 1.3.8 except where otherwise expressly provided, all amounts in this Agreement are stated and shall be paid in U.S. currency. 1.4 Service Recipients Third Party Beneficiaries The Manager agrees that each of the Service Recipients, including any Service Recipient formed or acquired after the Effective Date in accordance with Section 2.2, shall be, and is hereby, named as express third-party beneficiaries of this Agreement entitled to all the benefits conferred under this Agreement. 1.5 Actions by the Manager or the Service Recipients Unless the context requires otherwise, where the consent of or a determination is required by the Manager or Service Recipient hereunder, the Parties shall be entitled to conclusively rely upon it having been given or taken, as applicable, if, the Manager or such Service Recipient, as applicable, has communicated the same in writing. ARTICLE 2 APPOINTMENT OF THE MANAGER 2.1 Appointment and Acceptance 2.1.1 Subject to and in accordance with the terms, conditions and limitations in this Agreement, CWEN, CE LLC and CE Op hereby appoint the Manager to provide or arrange for other Service Providers to provide the Services to the Service Recipients. 2.1.2 The Manager hereby accepts the appointment provided for in Section 2.1.1 and agrees to act in such capacity and to provide or arrange for other Service Providers to provide the Services to the Service Recipients upon the terms, conditions and limitations in this Agreement. 2.2 Other Service Recipients The Parties acknowledge that any Subsidiary of CWEN, CE LLC or CE Op formed or acquired in the future that is not a Service Recipient on the date hereof may become a Service Recipient under this Agreement. In the event that any such addition results in an amendment of the scope of the Services, such amendment shall be effectuated as provided by Section 12.1.1. 2.3 Subcontracting and Other Arrangements The Manager may subcontract to any other member of the Manager Group or any of its Affiliates, or arrange for the provision of any or all of the Services to be provided by it under this Agreement by any other member of the Manager Group or any of its Affiliates, and each of

8 003120-0001-26804205 CWEN, CE LLC and CE Op hereby consents to any such subcontracting or arrangement; provided that the Manager shall remain responsible to the Service Recipients for any Services provided by such Person. Any such subcontracting will be subject to the terms of this Agreement and covered by the fees payable under this Agreement. ARTICLE 3 SERVICES AND POWERS OF THE MANAGER 3.1 Services The Manager will provide, or arrange for the provision by other Service Providers of, and will have the exclusive power and authority to provide or arrange for the provision by other Service Providers of, the services set forth on Appendix A, as such Appendix A may be updated from time to time in accordance with this Agreement (the “Services”), to the Service Recipients. 3.2 Supervision of Manager’s Activities The Manager shall, at all times, be subject to the supervision of the relevant Service Recipient’s Governing Body and shall only provide or arrange for the provision of such Services as such Governing Body may request from time to time. 3.3 Restrictions on the Manager 3.3.1 The Manager shall, and shall cause any other Service Provider to, refrain from taking any action that is not in compliance with or would violate any Laws or that otherwise would not be permitted by the Governing Instruments of the Service Recipients. If the Manager or any Service Provider is instructed to take any action that is not in such compliance by a Service Recipient’s Governing Body, such person will promptly notify such Governing Body of its judgment that such action would not comply with or violate any such Laws or otherwise would not be permitted by such Governing Instrument. 3.3.2 In performing its duties under this Agreement, each member of the Manager Group shall be entitled to rely in good faith on qualified experts, professionals and other agents (including on accountants, appraisers, consultants, legal counsel and other professional advisors) and shall be permitted to rely in good faith upon the direction of a Service Recipient’s Governing Body to evidence any approvals or authorizations that are required under this Agreement. All references in this Agreement to the Service Recipients or Governing Body for the purposes of instructions, approvals and requests to the Manager will refer to the Governing Body. 3.4 Errors and Omissions Insurance The Manager shall, and shall cause any other Service Provider to, at all times during the term of this Agreement maintain “errors and omissions” insurance coverage and other insurance coverage which is customarily carried by Persons performing functions that are similar to those performed by the Service Providers under this Agreement with reputable insurance companies and in an amount which is comparable to that which is customarily maintained by such other

9 003120-0001-26804205 Persons. In each case, the relevant Service Recipients shall be included as additional insured or loss payees under the relevant policies. ARTICLE 4 RELATIONSHIP BETWEEN THE MANAGER AND THE SERVICE RECIPIENTS 4.1 Other Activities No member of the Manager Group (and no Affiliate, director, officer, member, partner, shareholder or employee of any member of the Manager Group) shall be prohibited from engaging in other business activities or sponsoring, or providing services to, third parties that compete directly or indirectly with the Service Recipients. 4.2 Independent Contractor, No Partnership or Joint Venture The Parties acknowledge that the Manager is providing or arranging for the provision of the Services hereunder as an independent contractor and that the Service Recipients and the Manager are not partners or joint venturers with or agents of each other, and nothing herein will be construed so as to make them partners, joint venturers or agents or impose any liability for that reason on any of them as a result of this Agreement; provided, however, that nothing herein will be construed so as to prohibit the Service Recipients and the Manager from embarking upon an investment together as partners, joint venturers or in any other manner whatsoever. ARTICLE 5 MANAGEMENT AND EMPLOYEES 5.1 Management and Employees 5.1.1 The Manager shall arrange, or shall cause another member of the Manager Group to arrange, for such qualified personnel and support staff to be available to carry out the Services. Such personnel and support staff shall devote such of their time to the provision of the Services to the Service Recipients as the relevant member of the Manager Group reasonably deems necessary and appropriate in order to fulfill its obligations hereunder. Such personnel and support staff need not have as their primary responsibility the provision of the Services to the Service Recipients or be dedicated exclusively to the provision of the Services to the Service Recipients. 5.1.2 Each of CWEN, CE LLC and CE Op shall, and shall cause each of the other Service Recipients to, do all things reasonably necessary on its part as requested by any member of the Manager Group consistent with the terms of this Agreement to enable such member of the Manager Group to fulfill its obligations, covenants and responsibilities hereunder, including making available to such member of the Manager Group, and granting such member of the Manager Group access to, the employees and contractors of the Service Recipients as any member of the Manager Group may from time to time reasonably request. 5.1.3 The Manager agrees, and agrees to cause the Manager Group, to exercise the power and discharge the duties conferred under this Agreement honestly and in good

10 003120-0001-26804205 faith, and to exercise the degree of care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Manager shall be responsible for any member of the Manager Group’s failure to exercise such power and duties in accordance with the standards set forth in this Section 5.1.3. ARTICLE 6 INFORMATION AND RECORDS 6.1 Books and Records The Manager shall, or shall cause any other member of the Manager Group to, as applicable, maintain proper books, records and documents on behalf of each Service Recipient, in which complete, true and correct entries, in conformity in all material respects with GAAP and all requirements of applicable Laws, will be made. 6.2 Examination of Records by the Service Recipients Upon reasonable prior notice by the Service Recipients to the relevant member of the Manager Group, the relevant member of the Manager Group will make available to the Service Recipients and their authorized representatives, for examination during normal business hours on any Business Day, all books, records and documents required to be maintained under Section 6.1. In addition, the applicable member of the Manager Group will make available to the Service Recipients or their authorized representatives such financial and operating data in respect of the performance of the Services under this Agreement as may be in existence and as the Service Recipients or their authorized representatives will from time to time reasonably request, including for the purposes of conducting any audit in respect of expenses of the Service Recipients or other matters necessary or advisable to be audited in order to conduct an audit of the financial affairs of the Service Recipients. Any examination of records will be conducted in a manner which will not unduly interfere with the conduct of the business of any member of the Manager Group in the ordinary course. 6.3 Access to Information by Manager Group 6.3.1 Each of CWEN, CE LLC and CE Op shall, and shall cause the other Service Recipients to: 6.3.1.1 grant, or cause to be granted, to the Manager Group full access to all documentation and information reasonably necessary in order for the Manager Group to perform its obligations, covenants and responsibilities pursuant to the terms hereof and to enable the Manager Group to provide the Services; and 6.3.1.2 provide, or cause to be provided, all documentation and information as may be reasonably requested by any member of the Manager Group, and promptly notify the appropriate member of the Manager Group of any material facts or information of which the Service Recipients are aware, including any known, pending or threatened suits, actions, claims, proceedings or orders by or against any member of the YieldCo Group before any Governmental Authority, that may affect the performance of the obligations, covenants or responsibilities of

11 003120-0001-26804205 the Manager Group pursuant to this Agreement, including maintenance of proper financial records. 6.4 Additional Information The Parties acknowledge and agree that conducting the activities and providing the Services contemplated herein may have the incidental effect of providing additional information which may be utilized with respect to, or may augment the value of, business interests and related assets in which any of the Service Providers or any of its Affiliates has an interest and that, subject to compliance with this Agreement, none of the Service Providers or any of their respective Affiliates will be liable to account to the Service Recipients with respect to such activities or results; provided, however, that the relevant Service Provider will not (and will cause its Affiliates not to), in making any use of such additional information, do so in any manner that the relevant Service Provider or its Affiliates knows, or ought reasonably to know, would cause or result in a breach of any confidentiality provision of agreements to which any Service Recipient is a party or is bound. 6.5 Confidential Information Manager shall not, and shall cause the other members of the Management Group not to, without the prior written consent of CWEN, publicly disclose any information it may have or obtain, in Manager’s capacity as a manager under this Agreement, concerning the Service Recipients and their respective assets, business, operations or prospects (the “Confidential Information”); provided, however, that Confidential Information shall not include information that (a) becomes generally available to the public other than as a result of a disclosure by a member of the Manager Group or any of its directors, officers, agents, or other representatives, (b) becomes available to a member of the Manager Group or any of its directors, officers, agents, or other representatives on a nonconfidential basis prior to its disclosure by the Service Recipients or their respective Affiliates, or their respective directors, officers, agents, or other representatives (and is not received in any other capacity of the members of the Manager Group) or (c) is required or requested to be disclosed by a member of the Manager Group as a result of any applicable legal or regulatory requirement or rule or regulation of any stock exchange, or other regulatory authority having jurisdiction over such member of the Manager Group. Notwithstanding the foregoing, the members of the Manager Group may disclose Confidential Information received by them to their employees, consultants, legal counsel, or other agents involved in providing services under this Agreement; provided, that Manager informs each such Person who has access to the Confidential Information of the confidential nature of such Confidential Information, the terms of this Agreement, and that such terms apply to them. If any member of the Manager Group is required to disclose information pursuant to clause (c) or (d) above, such member of the Manager Group will provide CWEN with prompt written notice so that CWEN may seek a protective order or other appropriate remedy or waive compliance with the non-disclosure provisions of this Section 6.5 with respect to the information required to be disclosed. If such protective order or other remedy is not obtained, Manager will furnish only that portion of such information that counsel advises is legally required to be furnished and will exercise reasonable efforts, at CWEN’s expense, to obtain reliable assurance that confidential treatment will be accorded such information. Notwithstanding anything contained in this

12 003120-0001-26804205 Agreement to the contrary, the obligations of Manager set forth in this Section 6.5 shall survive any termination of this Agreement for a period of 12 months after such termination. ARTICLE 7 FEES AND EXPENSES 7.1 Annual Fee 7.1.1 CE LLC, on behalf of the Service Recipients, hereby agrees to pay, during the term of this Agreement, the Annual Fee. The Annual Fee shall be pro-rated and paid quarterly in arrears. 7.1.2 The Annual Fee will not be reduced by the amount of (i) any fees for Operational and Other Services that are paid or payable by any member of the YieldCo Group to any member of the Manager Group under a separate agreement or (ii) any Transaction Fees. 7.1.3 Notwithstanding Section 7.1.2, the Annual Fee will be offset against the Annual Fee (as defined in the Corresponding MSA) payable under the Corresponding MSA. 7.1.4 The Parties shall renegotiate the Annual Fee, as well as the Annual Fee (as defined in the Corresponding MSA) upon any of the following events (each, a “Transformational Event”): 7.1.4.1 If CWEN or the Manager enters or exits a material business segment (e.g., solar, wind, conventional) that, in the reasonable opinion of the CEO of both CWEN and the Manager, would have a material impact on either party on providing those services; 7.1.4.2 If CWEN or the Manager enters into a transformative transaction, as defined by a platform acquisition or an aggregate change in over 20% of the net MW of CWEN that, in the reasonable opinion of the CEO of both CWEN and the Manager, would have a material impact on either party on providing those services; 7.1.4.3 If there are additional material modifications such as regulatory changes or pressures on public company auditing or reporting requiring CWEN or the Manager to change their services listed in Appendix A (e.g., additional actions across cybersecurity or emissions reporting); or 7.1.4.4 If there are additional requests from sponsors requiring CWEN or the Manager to change their services listed in Appendix A (e.g., changes in IFRS requirements). In the case of a Transformational Event, the CEOs of the Manager and CWEN (or their appointed designees) shall renegotiate in good faith and on commercially reasonable terms over a period of 60 days after closing, the Net Fees Due taking into account: i) market prices to provide such Services; ii) facts and circumstances related to the new state of the business.

13 003120-0001-26804205 7.2 Computation and Payment of Quarterly Annual Fee Following the end of each Quarter, Manager shall prepare and deliver to CE LLC the accrued quarterly installment of the Annual Fee for such Quarter. CE LLC will, subject to any offset as contemplated by Section 7.1.3, pay the quarterly installment of the Annual Fee for each Quarter as soon as practicable following the end of the Quarter with respect to which such payment is due, but in any event no later than 30 days following the end of such Quarter. 7.3 Governmental Charges CE LLC, on behalf of the Service Recipients, shall pay or reimburse the relevant member of the Manager Group for all sales taxes, use taxes, value added taxes, withholding taxes or other similar taxes, customs duties or other governmental charges (“Governmental Charges”) that are levied or imposed by any Governmental Authority on such member of the Manager Group by reason of the provision of the Services by such member of the Manager Group in connection with this Agreement or any other agreement contemplated by this Agreement, or the fees or other amounts payable in connection therewith, except for any income taxes, corporation taxes, capital taxes or other similar taxes payable by any member of the Manager Group which are personal to such member of the Manager Group. Any failure by any member of the Manager Group to collect monies on account of these Governmental Charges shall not constitute a waiver of the right to do so. Governmental Charges will be offset against Governmental Charges (as defined in the Corresponding MSA) payable under the Corresponding MSA. 7.4 Computation and Payment of Governmental Charges From time to time the Manager shall, or shall cause the other Service Providers to, prepare statements (each an “Expense Statement”) documenting the Governmental Charges to be reimbursed pursuant to this Article 7 and shall deliver such statements to the relevant Service Recipient. All Governmental Charges reimbursable pursuant to this Article 7 shall, subject to any offset as contemplated by Section 7.3, be reimbursed by CE LLC, on behalf of the Service Recipients, no later than the date which is 30 days after receipt of an Expense Statement. The provisions of this Section 7.4 shall survive the termination of this Agreement. 7.5 Exclusions from the Annual Fee The Annual Fee does not cover: 7.5.1 services to perform work under the CWEN Thermal Business Divesture (“Thor”), as such services will be priced at $1,000/MW annually and will cease once the CWEN Thor TSA is fully performed; 7.5.2 costs for the benefit of CWEN only, as such costs will be charged directly to CWEN; or 7.5.3 large platform infrastructure upgrades, defined by 1) projects that are identified as cross platform that are presented to the Investment Review Committee (“IRC”) and 2) require over $1,000,000 in capitalized labor / non-labor (e.g., ETRM implementation or ERP upgrade).

14 003120-0001-26804205 ARTICLE 8 REPRESENTATIONS AND WARRANTIES OF THE MANAGER AND THE SERVICE RECIPIENTS 8.1 Representations and Warranties of the Manager The Manager hereby represents and warrants to the Service Recipients that: 8.1.1 it is validly organized and existing under the laws of the State of Delaware; 8.1.2 it, or any another Service Provider, as applicable, holds, and shall hold, such Permits as are necessary to perform its obligations hereunder and is not aware of, or shall inform the Service Recipients promptly upon knowledge of, any reason why such Permits might be cancelled; 8.1.3 it has the power, capacity and authority to enter into this Agreement and to perform its obligations hereunder; 8.1.4 it has taken all necessary action to authorize the execution, delivery and performance of this Agreement; 8.1.5 the execution and delivery of this Agreement by it and the performance by it of its obligations hereunder do not and will not contravene, breach or result in any default under its Governing Instruments, or under any mortgage, lease, agreement or other legally binding instrument, Permit or applicable Law to which it is a party or by which it or any of its properties or assets may be bound, except for any such contravention, breach or default which would not have a material adverse effect on the business, assets, financial condition or results of operations of the Manager; 8.1.6 no authorization, consent or approval, or filing with or notice to any Person is required in connection with the execution, delivery or performance by it of this Agreement; and 8.1.7 this Agreement constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and other laws of general application limiting the enforcement of creditors’ rights and remedies generally and (ii) general principles of equity, including standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies, whether such principles are considered in a proceeding at law or in equity.

15 003120-0001-26804205 8.2 Representations and Warranties of the Service Recipients CWEN, CE LLC and CE Op, each hereby represents and warrants, on its behalf and on behalf of each of the other Service Recipients, to the Manager that: 8.2.1 it is validly organized and existing under the Laws governing its formation and organization; 8.2.2 it, or the relevant Service Recipient, holds such Permits necessary to own and operate the projects and entities that it directly or indirectly owns or operates from time to time and is not aware of any reason why such Permits might be cancelled; 8.2.3 it has the power, capacity and authority to enter into this Agreement and to perform its duties and obligations hereunder; 8.2.4 it has taken all necessary action to authorize the execution, delivery and performance of this Agreement; 8.2.5 the execution and delivery of this Agreement by it and the performance by it of its obligations hereunder do not and will not contravene, breach or result in any default under its Governing Instruments, or under any mortgage, lease, agreement or other legally binding instrument, Permit or applicable Law to which it is a party or by which any of its properties or assets may be bound, except for any such contravention, breach or default which would not have a material adverse effect on the business, assets, financial condition or results of operations of the Service Recipients as a whole; 8.2.6 no authorization, consent or approval, or filing with or notice to any Person is required in connection with the execution, delivery or performance by it of this Agreement; and 8.2.7 this Agreement constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms, subject to: (i) applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and other laws of general application limiting the enforcement of creditors’ rights and remedies generally; and (ii) general principles of equity, including standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies, whether such principles are considered in a proceeding at law or in equity. ARTICLE 9 LIABILITY AND INDEMNIFICATION 9.1 Indemnity 9.1.1 CWEN, CE LLC and CE Op hereby jointly and severally agree, to the fullest extent permitted by applicable Laws, to indemnify and hold harmless, and to cause each other Service Recipient to indemnify and hold harmless, each member of the Manager Group, any of its Affiliates (other than any member of the YieldCo Group) and any directors, officers, agents, members, partners, stockholders and employees and other

16 003120-0001-26804205 representatives of each of the foregoing (each, a ”Manager Indemnified Party”) from and against any claims, liabilities, losses, damages (but expressly excluding any consequential damages that were not reasonably foreseeable and punitive damages, except to the extent awarded in a final judgment in respect of a Third Party Claim), costs or expenses (including legal fees) (“Liabilities”) incurred by them or threatened in connection with any and all actions, suits, investigations, proceedings or claims of any kind whatsoever, whether arising under statute or action of a Governmental Authority or otherwise or in connection with the business, investments and activities of the Service Recipients in respect of or arising from this Agreement or the Services provided hereunder (“Claims”), including any Claims arising on account of the Governmental Charges contemplated by Section 7.3; provided, that no Manager Indemnified Party shall be so indemnified with respect to any Claim to the extent that such Claim is finally determined by a final and non-appealable judgment entered by a court of competent jurisdiction, or pursuant to a settlement agreement agreed to by such Manager Indemnified Party, to have resulted from such Manager Indemnified Party’s bad faith, fraud, willful misconduct or gross negligence or, in the case of a criminal matter, conduct undertaken with knowledge that the conduct was unlawful. 9.1.2 If any action, suit, investigation, proceeding or claim is made or brought by any third party with respect to which an Indemnifying Party is obligated to provide indemnification under this Agreement (a “Third Party Claim”), the Manager Indemnified Party will have the right to employ its own counsel in connection therewith, and the reasonable fees and expenses of such counsel, as well as the reasonable costs (excluding an amount reimbursed to such Manager Indemnified Party for the time spent in connection therewith) and out-of-pocket expenses incurred in connection therewith will be paid by the Indemnifying Party in such case, as incurred but subject to recoupment by the Indemnifying Party if ultimately it is not liable to pay indemnification hereunder. 9.1.3 The Manager Indemnified Party and the Indemnifying Party agree that, promptly after the receipt of notice of the commencement of any Third Party Claim, the Manager Indemnified Party will notify the Indemnifying Party in writing of the commencement of such Third Party Claim (provided, that any accidental failure to provide any such notice will not prejudice the right of any such Manager Indemnified Party hereunder) and, throughout the course of such Third Party Claim, such Manager Indemnified Party will use its reasonable best efforts to provide copies of all relevant documentation to such Indemnifying Party, and to keep the Indemnifying Party apprised of the progress thereof, and to discuss with the Indemnifying Party all significant actions proposed. 9.1.4 The Parties expressly acknowledge and agree that the right to indemnity provided in this Section 9.1 shall be in addition to and not in derogation of any other liability which the Indemnifying Party in any particular case may have or of any other right to indemnity or contribution which any Manager Indemnified Party may have by statute or otherwise at law. 9.1.5 The indemnity provided in this Section 9.1 shall survive the completion of Services rendered under, or any termination or purported termination of, this Agreement.

17 003120-0001-26804205 9.2 Limitation of Liability 9.2.1 The Manager assumes no responsibility under this Agreement other than to render the Services in good faith and will not be responsible for any action of a Service Recipient’s Governing Body in following or declining to follow any advice or recommendations of the relevant Service Provider. 9.2.2 The Service Recipients hereby agree that no Manager Indemnified Party will be liable to a Service Recipient, a Service Recipient’s Governing Body (including, for greater certainty, a director or officer of a Service Recipient or another individual with similar function or capacity) or any security holder or partner of a Service Recipient for any Liabilities that may occur as a result of any acts or omissions by the Manager Indemnified Party pursuant to or in accordance with this Agreement, except to the extent that such Liabilities are finally determined by a final and non-appealable judgment entered by a court of competent jurisdiction to have resulted from the Manager Indemnified Party’s bad faith, fraud, willful misconduct or gross negligence, or in the case of a criminal matter, conduct undertaken with knowledge that the conduct was unlawful. 9.2.3 The maximum amount of the aggregate liability of the Manager Indemnified Parties pursuant to this Agreement will be equal to the amounts previously payable (not taking into account any offset contemplated by Article 7) in respect of Services pursuant to this Agreement in the two most recent calendar years by the Service Recipients pursuant to Article 7. 9.2.4 For the avoidance of doubt, the provisions of this Section 9.2 shall survive the completion of the Services rendered under, or any termination or purported termination of, this Agreement. 9.3 Benefit to all Manager Indemnified Parties 9.3.1 CWEN, CE LLC and CE Op on behalf of themselves and the other Service Recipients, hereby constitute the Manager as trustee for each of the Manager Indemnified Parties of the covenants of the Service Recipients under this Article 9 with respect to such Manager Indemnified Parties and the Manager hereby accepts such trust and agrees to hold and enforce such covenants on behalf of the Manager Indemnified Parties. 9.3.2 The Manager hereby constitutes the Service Recipients as trustees for each Service Recipient’s Governing Body (including, for greater certainty, a director or officer of a Service Recipient or another individual with similar function or capacity) or any security holder or partner of a Service Recipient, of the covenants of the Manager under this Article 9 with respect to such parties and the Service Recipients hereby accept such trust and agree to hold and enforce such covenants on behalf of such parties.

18 003120-0001-26804205 ARTICLE 10 TERM AND TERMINATION 10.1 Term This Agreement shall continue in full force and effect in perpetuity until terminated in accordance with Section 10.2, Section 10.3 or Section 12.1.1. 10.2 Termination by the Service Recipients 10.2.1 CWEN, on behalf of the Service Recipients, may, subject to Section 10.2.2, terminate this Agreement effective upon 30 days’ prior written notice of termination to the Manager without payment of any termination fee if: 10.2.1.1 any member of the Manager Group defaults in the performance or observance of any material term, condition or agreement contained in this Agreement in a manner that results in material harm to the Service Recipients and such default continues for a period of 30 days after written notice thereof specifying such default and requesting that the same be remedied in such 30-day period; 10.2.1.2 any member of the Manager Group engages in fraud, misappropriation of funds or embezzlement against any Service Recipient; 10.2.1.3 any member of the Manager Group is grossly negligent in the performance of its obligations under this Agreement, and such gross negligence results in material harm to the Service Recipients; 10.2.1.4 the Manager, CWEN, CE LLC or CE Op makes a general assignment for the benefit of its creditors, institutes proceedings to be adjudicated voluntarily bankrupt, consents to the filing of a petition of bankruptcy against it, is adjudicated by a court of competent jurisdiction as being bankrupt or insolvent, seeks reorganization under any bankruptcy law or consents to the filing of a petition seeking such reorganization or has a decree entered against it by a court of competent jurisdiction appointing a receiver liquidator, trustee or assignee in bankruptcy or in insolvency. 10.2.2 This Agreement may only be terminated pursuant to Section 10.2.1 above by CWEN with the prior approval of a majority of the members of the Conflicts Committee. 10.2.3 This Agreement may also be terminated by CWEN pursuant to Section 12.1.1 with the prior approval of a majority of the members of the Conflicts Committee. 10.2.4 Each of CWEN, CE LLC and CE Op hereby agrees and confirms that this Agreement may not be terminated due solely to the poor performance or underperformance of any of their Subsidiaries or the Business or any investment made by any member of the YieldCo Group on the recommendation of any member of the Manager Group.

19 003120-0001-26804205 10.3 Termination by the Manager 10.3.1 The Manager may terminate this Agreement effective upon 180 days’ prior written notice of termination to CWEN without payment of any termination fee if: 10.3.1.1 any Service Recipient defaults in the performance or observance of any material term, condition or agreement contained in this Agreement in a manner that results in material harm to the Manager and such default continues for a period of 30 days after written notice thereof specifying such default and requesting that the same be remedied in such 30-day period; or 10.3.1.2 any Service Recipient makes a general assignment for the benefit of its creditors, institutes proceedings to be adjudicated voluntarily bankrupt, consents to the filing of a petition of bankruptcy against it, is adjudicated by a court of competent jurisdiction as being bankrupt or insolvent, seeks reorganization under any bankruptcy law or consents to the filing of a petition seeking such reorganization or has a decree entered against it by a court of competent jurisdiction appointing a receiver liquidator, trustee or assignee in bankruptcy or in insolvency. 10.4 Survival Upon Termination If this Agreement is terminated pursuant to this Article 10 or Article 12, such termination will be without any further liability or obligation of any Party, except as provided in Section 1.3, Section 6.4, Section 6.5, Article 9, this Section 10.4, Section 10.6, Article 11, Section 12.3, Section 12.4, Section 12.5, Section 12.6, Section 12.7, Section 12.8, Section 12.9 and Section 12.10. 10.5 Action Upon Termination 10.5.1 From and after the effective date of the termination of this Agreement, the Manager shall not be entitled to receive the Annual Fee for further Services under this Agreement, but will be paid all compensation accruing to and including the date of termination (including such day). 10.5.2 Upon any termination of this Agreement, the Manager shall promptly: 10.5.2.1 after deducting any accrued compensation and reimbursements to which it is then entitled, pay to the Service Recipients all money collected and held for the account of the Service Recipients pursuant to this Agreement; 10.5.2.2 deliver to the Service Recipients’ Governing Bodies a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Governing Bodies with respect to the Service Recipients; and 10.5.2.3 deliver to the Service Recipients’ Governing Bodies all property and documents of the Service Recipients then in the custody of the Manager Group.

20 003120-0001-26804205 10.6 Release of Money or other Property Upon Written Request The Manager hereby agrees that any money or other property of the Service Recipients or their Subsidiaries held by the Manager Group under this Agreement shall be held by the relevant member of the Manager Group as custodian for such Person, and the relevant member of the Manager Group’s records shall be appropriately marked clearly to reflect the ownership of such money or other property by such Person. Upon the receipt by the relevant member of the Manager Group of a written request signed by a duly authorized representative of a Service Recipient requesting the relevant member of the Manager Group to release to the Service Recipient any money or other property then held by the relevant member of the Manager Group for the account of such Service Recipient under this Agreement, the relevant member of the Manager Group shall release such money or other property to the Service Recipient promptly, but in no event later than 7 days following such request. The relevant member of the Manager Group shall not be liable to any Service Recipient, a Service Recipient’s Governing Body or any other Person for any acts performed or omissions to act by a Service Recipient in connection with the money or other property released to the Service Recipient in accordance with the second sentence of this Section 10.6. Each Service Recipient shall indemnify and hold harmless the relevant member of the Manager Group, any of its Affiliates (other than any member of the YieldCo Group) and any directors, officers, agents, members, partners, shareholders and employees and other representatives of each of the foregoing from and against any and all Liabilities which arise in connection with the relevant member of the Manager Group’s release of such money or other property to such Service Recipient in accordance with the terms of this Section 10.6. Indemnification pursuant to this provision shall be in addition to any right of such Persons to indemnification under Section 10.1. For the avoidance of doubt, the provisions of this Section 10.6 shall survive termination of this Agreement. The Service Recipients hereby constitute the Manager as trustee for each Person entitled to indemnification pursuant to this Section 10.6 of the covenants of the Service Recipients under this Section 10.6 with respect to such Persons and the Manager hereby accepts such trust and agrees to hold and enforce such covenants on behalf of such Persons. ARTICLE 11 ARBITRATION 11.1 Dispute Any dispute or disagreement of any kind or nature between the Parties arising out of or in connection with this Agreement (a “Dispute”) shall be resolved in accordance with this Article 11. 11.2 Arbitration 11.2.1 Any Dispute shall be submitted to arbitration (the “Arbitration”) by three (3) Arbitrators pursuant to the procedure set forth in this Section 11.2 and pursuant to the then current Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”). If the provisions of this Section 11.2 are inconsistent with the provisions of the Rules and to the extent of such inconsistency, the provisions of this Section 11.2 shall prevail in any Arbitration.

21 003120-0001-26804205 11.2.2 Any Party may make a demand for Arbitration by sending a notice in writing to any other Party, setting forth the nature of the Dispute, the amount involved and the name of one arbitrator appointed by such Party. The demand for Arbitration shall be made no later than thirty (30) days after the event giving rise to the Dispute. 11.2.3 Within thirty (30) days after any demand for Arbitration under Section 11.2.2, the other Party shall send a responding statement, which shall contain the name of one arbitrator appointed by the responding Party. 11.2.4 Within thirty (30) days of the appointment of the second arbitrator, the two party-appointed arbitrators shall appoint the third arbitrator, who shall act as the chair of the arbitration panel. The third arbitrator shall be appointed from the AAA National Roster (collectively with the two party-appointed arbitrators, the “Arbitrators”). 11.2.5 In connection with any Arbitration, the Arbitrators shall allow reasonable requests for (i) the production of documents relevant to the dispute and (ii) taking of depositions. 11.2.6 The seat of the arbitration will be the State of Delaware and the language of the arbitration will be English. The Arbitration hearings shall be held in a location in the State of Delaware specified in the demand for Arbitration and shall commence no later than thirty (30) days after the determination of the Arbitrator under Section 11.2.4. 11.2.7 The decision of the Arbitrators shall be made not later than sixty (60) days after its appointment. The decision of the Arbitrators shall be final without appeal and binding on the Parties, and may be enforced in any court of competent jurisdiction. 11.2.8 Each Party involved in the Dispute shall bear the costs and expenses of all lawyers, consultants, advisors, witnesses and employees retained by it in any Arbitration. The expenses of the Arbitrators shall be paid equally by the Parties unless the Arbitrators otherwise provides in its award. 11.2.9 Notwithstanding any conflicting choice of law provisions in this Agreement or any applicable principles of conflicts of law, the arbitration provisions set forth herein, and any Arbitration conducted hereunder, shall be governed exclusively by the Federal Arbitration Act, 9 U.S.C. § 1, et seq. 11.2.10 Judgment on the award rendered by the Arbitrators may be entered in any court having jurisdiction thereof. 11.3 Continued Performance During the conduct of Dispute resolution procedures pursuant to this Article 11, the Parties shall continue to perform their respective obligations under this Agreement and neither Party shall exercise any other remedies to resolve a Dispute.

22 003120-0001-26804205 11.4 Urgent Relief Nothing in this Article 11 will prejudice the right of a Party to seek urgent injunctive or declaratory relief from a court pursuant to Section 12.8.2. ARTICLE 12 GENERAL PROVISIONS 12.1 Amendment, Waiver 12.1.1 CWEN is entitled to amend the scope of the Services, including by reducing the number of Service Recipients or the nature or description of the Services or otherwise, by providing 90 days’ prior written notice to the Manager; provided, however, that CWEN may not increase the scope of the Services without the Manager’s prior written consent (not to be unreasonably withheld, conditioned or delayed); provided, further, however, that prior to such modification, CWEN and the Manager shall agree in writing to any modification of the Annual Fee resulting from such change in scope. Subject to Section 10.2.3, in the event that CWEN and the Manager are unable to agree on a modified Annual Fee, CWEN may terminate this Agreement after the end of such 90-day period by providing 30 days’ prior written notice to the Manager. Notwithstanding the notice period set forth in this Section 12.1.1, in the event of an assignment pursuant to Section 12.2.1(ii) below, CWEN may amend the scope of Services as set forth in this Section 12.1.1 by providing 30 days’ prior written notice to the Manager. 12.1.2 Except as expressly provided in this Agreement, no amendment or waiver of this Agreement, except pursuant to the first sentence of Section 12.1.1 above, will be binding unless the prior approval of a majority of the members of the Conflicts Committee is obtained and the amendment or waiver is executed in writing by the Party to be bound thereby. No waiver of any provision of this Agreement will constitute a waiver of any other provision nor will any waiver of any provision of this Agreement constitute a continuing waiver unless otherwise expressly provided. A Party’s failure or delay in exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a Party from any other or further exercise of that right or the exercise of any other right. 12.2 Assignment 12.2.1 This Agreement shall not be assigned by the Manager without the prior written consent of CWEN, except (i) pursuant to Section 2.3, (ii) in the case of assignment to a Person that is the Manager’s successor by merger, consolidation or purchase of assets, in which case the successor shall be bound under this Agreement and by the terms of the assignment in the same manner as the Manager is bound under this Agreement or (iii) to an Affiliate of the Manager or a Person that is, in the reasonable and good faith determination of the Conflicts Committee, an experienced and reputable manager, in which case the Affiliate or assignee shall be bound under this Agreement and by the terms of the assignment in the same manner as the Manager is bound under this Agreement. In addition, provided, that the Manager provides prior written notice to the

23 003120-0001-26804205 Service Recipients for informational purposes only, nothing contained in this Agreement shall preclude any pledge, hypothecation or other transfer or assignment of the Manager’ rights under this Agreement, including any amounts payable to the Manager under this Agreement, to a bona fide lender as security. 12.2.2 This Agreement shall not be assigned by any of the Service Recipients without the prior written consent of the Manager, except in the case of assignment by any such Service Recipient to a Person that is its successor by merger, consolidation or purchase of assets, in which case the successor shall be bound under this Agreement and by the terms of the assignment in the same manner as such Service Recipient is bound under this Agreement. 12.2.3 Any purported assignment of this Agreement in violation of this Article 12 shall be null and void. 12.3 Failure to Pay When Due Any amount payable by any Service Recipient to any member of the Manager Group hereunder which is not remitted when so due will remain due (whether on demand or otherwise) and interest will accrue on such overdue amounts (both before and after judgment) at a rate per annum equal to the Interest Rate. 12.4 Invalidity of Provisions Each of the provisions contained in this Agreement is distinct and severable and a declaration of invalidity or unenforceability of any such provision or part thereof by a court of competent jurisdiction will not affect the validity or enforceability of any other provision hereof. To the extent permitted by applicable law, the Parties waive any provision of law which renders any provision of this Agreement invalid or unenforceable in any respect. The Parties will engage in good faith negotiations to replace any provision which is declared invalid or unenforceable with a valid and enforceable provision, the economic effect of which comes as close as possible to that of the invalid or unenforceable provision which it replaces. 12.5 Entire Agreement This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter of this Agreement. There are no warranties, conditions, or representations (including any that may be implied by statute) and there are no agreements in connection with such subject matter except as specifically set forth or referred to in this Agreement. No reliance is placed on any warranty, representation, opinion, advice or assertion of fact made either prior to, contemporaneous with, or after entering into this Agreement, by any Party or its directors, officers, employees or agents, to any other Party or its directors, officers, employees or agents, except to the extent that the same has been reduced to writing and included as a term of this Agreement, and none of the Parties has been induced to enter into this Agreement by reason of any such warranty, representation, opinion, advice or assertion of fact. Accordingly, there will be no liability, either in tort or in contract, assessed in relation to any such warranty, representation, opinion, advice or assertion of fact, except to the extent contemplated above.

24 003120-0001-26804205 For the avoidance of doubt, nothing in this Agreement should be construed or interpreted as an amendment, modification or termination of, or conflict with, any of the Operating and Administrative Agreements. Each such agreement, and all its terms, including payments to be made thereunder, shall survive the entry into this Agreement and shall terminate in accordance with its terms. 12.6 Mutual Waiver of Jury Trial AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY. 12.7 Consent to Jurisdiction EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE DELAWARE COURT OF CHANCERY OR, TO THE EXTENT SUCH COURT DECLINES TO ACCEPT JURISDICTION OVER A PARTICULAR MATTER, ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING TO ENFORCE THE ARBITRATION PROVISION IN ARTICLE 11 OR TO SPECIFICALLY ENFORCE THE TERMS OF THIS AGREEMENT PURSUANT TO SECTION 12.8.2. THE DECISION IN ANY ARBITRATION SHALL BE FINAL AND BINDING AND MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. IF ANY PARTY FAILS TO APPEAR AT ANY PROPERLY NOTICED ARBITRATION PROCEEDING, AN AWARD MAY BE ENTERED AGAINST THAT PARTY IN A COURT HAVING JURISDICTION THEREOF. 12.8 Governing Law 12.8.1 The internal law of the State of Delaware will govern and be used to construe this Agreement without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby. 12.8.2 The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement and the transactions contemplated hereby were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and the transactions contemplated hereby and to enforce specifically the terms and provisions of this Agreement and the transactions contemplated hereby in the courts of Delaware, this being in addition to any other remedy to which such Party is entitled at law or in equity. 12.9 Enurement This Agreement will enure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.

25 003120-0001-26804205 12.10 Notices Any notice, demand or other communication to be given under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when delivered personally to the recipient, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; but if not, then on the next Business Day, (iii) one Business Day after it is sent to the recipient by reputable overnight courier service (charges prepaid) or (iv) three Business Days after it is mailed to the recipient by first class mail, return receipt requested. Such notices, demands and other communications shall be sent to the addresses specified below, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Any Party may change such Party’s address for receipt of notice by giving prior written notice of the change to the sending Party as provided herein. Notices and other communications will be addressed as follows: If to the Service Recipients: Clearway Energy, Inc. 300 Carnegie Center, Suite 300 Princeton, NJ 08540 Attn: Christopher Sotos, President and CEO Email: christopher.sotos@clearwayenergy.com ogc@clearwayenergy.com If to the Manager: Clearway Energy Group LLC 100 California Street Fourth Floor San Francisco, CA 94111 Attn: Alicia Stevenson Email: Alicia.stevenson@clearwayenergy.com With a copy (which shall not constitute notice) to: Clearway Energy Group LLC 5780 Fleet Street Suite 130 Carlsbad, CA 92008 Attn: General Counsel Email: legalnotices@clearwayenergy.com 12.11 Further Assurances Each of the Parties will promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the other Party may reasonably require from time to time for the purpose of giving effect to this Agreement and will

26 003120-0001-26804205 use reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent the provisions of this Agreement. 12.12 Counterparts This Agreement may be signed in counterparts and each of such counterparts will constitute an original document and such counterparts, taken together, will constitute one and the same instrument. (Signature pages follow)

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written. CLEARWAY ENERGY, INC. By: Name: Christopher Sotos Title: President & CEO CLEARWAY ENERGY LLC By: Name: Christopher Sotos Title: President & CEO CLEARWAY ENERGY OPERATING LLC By: Name: Christopher Sotos Title: President & CEO

CLEARWAY ENERGY GROUP LLC, as Manager By: Name: Craig Cornelius Title: Chief Executive Officer

APPENDIX A Accounts Payable, expense processing and management, and other Accounting services not otherwise provided through Project Administration Agreements; Commercial Operations including REC management/administration and merchant position optimization; Environmental, Health and Safety services, including preparation of annual ESG reporting; External Affairs and internal communications, including government, regulatory and communications and internal communications for corporate wide awareness (intranet, newsletters, monthly meetings); Human Resources services, including compensation, benefits, recruitment, DEI, training, payroll, and talent management and reporting to the CWEN compensation committee; Insurance and Risk including credit analysis, policy renewals and claims administration, including administration of requirements under CEG/CWEN Energy Risk Management Policy; Compliance support inclusive of NERC, FERC, and PUCT / ERCOT; Indirect tax support including sales & use tax and property tax; Vendor Management and corporate procurement support; Administration support including facilities management and corporate policy administration; Regulatory support including NERC, FERC, PUCT / ERCOT reporting and support; M&A diligence and integration support; IT infrastructure, corporate and finance applications, cyber security, and collaboration platforms and associated labor not covered in the plant Operations and Maintenance Agreements.